SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 13, 2015

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 31, 2014, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the prospectus supplement dated as of March 27, 2014 and accompanying base prospectus dated March 27, 2014 (collectively, the “Prospectus”) relating to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan” or “DSPP”). The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-193336), as amended, which was declared effective by the SEC on March 27, 2014 (the “Registration Statement”).

An Amendment No. 3 to the Prospectus Supplement is being filed on January 13, 2015. This Amendment No. 3 to Prospectus Supplement amends the Prospectus Supplement as previously supplemented on May 30, 2014 (“Amendment No. 1 to Prospectus Supplement”) and as supplemented on July 31, 2014 (“Amendment No. 2 to Prospectus Supplement”). This Amendment No. 3 to Prospectus Supplement should be read in conjunction with the Original Prospectus Supplement and the base Prospectus effective March 27, 2014 and Amendment No. 2. This Amendment No. 3 is incorporated by reference into the Original Prospectus Supplement. This Amendment No. 3 is not complete without, and may not be delivered or utilized except in connection with, the Original Prospectus Supplement, including any amendments or supplements thereto.

Amendment No. 3 - New Unit Option under the Unit Program

Under the Plan, the Company is offering a new Unit Option. The prior Unit Option ended on December 31, 2014. The Unit Program continues with a different Unit Option of a combination of common stock, warrants, time periods and unit price, but otherwise the same Unit Program features, conditions and terms in the Prospectus Supplement and Amendment No. 2 apply.  The Company’s new Unit Option Program begins February 2, 2015 and terminates May 4, 2015. This new 90-day Unit Option enables participants to purchase Units of our securities where each Unit (priced at $4.00) is comprised of one (1) share of Common Stock and three (3) Common Stock purchase warrants. Each warrant affords the investor or stockholder the opportunity to purchase one share of the Company’s Common Stock at a warrant exercise price of $1.00. Each of the three warrants per Unit will have a different expiration date.

The Company has filed an application with NASDAQ to list the three warrants on the NASDAQ Global Market under the symbols “ZNWAB,” “ZNWAC,” and “ZNWAD;” however, no assurance can be provided that the warrants will be approved for listing on the NASDAQ Global Market.

All warrants will first become exercisable and tradable on June 5, 2015, which is the 31st day following the Unit Option Termination Date (i.e., on May 4, 2015) and continue to be exercisable through June 6, 2016 for ZNWAB (1 year), June 5, 2017 for ZNWAC (2 years) and June 4, 2018 for ZNWAD (3 years), respectively, at a per share exercise price of $1.00. The Unit is priced at $4.00 per Unit and no change will be made to the warrant exercise price of $1.00 per share.

Accordingly, all references in the Original Prospectus Supplement and Amendment No. 1, concerning the Unit Option that terminated on December 31, 2014, are hereby deleted and replaced with a new Unit Option as described above in Amendment No. 3. Except for the substitution of a new Unit Option above, all other features, conditions and terms of the Plan remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 –	Press release dated January 13, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: January 13, 2015	By:	/s/ Victor G. Carrillo
Victor G. Carrillo
President and Chief Operating Officer

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